SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 11, 2004
                                                         -----------------


                             PMA Capital Corporation
                             -----------------------
             (Exact name of registrant as specified in its charter)

        Pennsylvania                   000-22761             23-2217932
        ------------                   ---------             ----------
(State or other jurisdiction          (Commission            (IRS Employer
of incorporation)                     File Number)           Identification No.)


                         1735 Market Street, Suite 2800
                            Philadelphia, Pennsylvania           19103-7590
                            --------------------------           ----------
                    (Address of principal executive offices)     (Zip Code)


               Registrant's telephone number, including area code:

                                 (215) 665-5046
                                 --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Item  7. Financial Statements and Exhibits
         ---------------------------------

      (c)  Exhibits.  The Exhibit Index on page E-1 is incorporated herein
           --------   by reference.




Item 12. Disclosure of Results of Operations and Financial Condition
         -----------------------------------------------------------


         On February 11, 2004, the registrant issued a news release regarding, its Fourth Quarter 2003 results, a copy of which is furnished as Exhibit 99.1 hereto and is incorporated herein by reference, and the Company's Fourth Quarter 2003 Statistical Supplement is furnished as Exhibit 99.2 and is incorporated herein by reference.

         The information, including exhibits attached hereto, furnished under this Item 12 shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            PMA Capital Corporation




Date: February 11, 2004                     By:  /s/ William E. Hitselberger
                                                 ------------------------------
                                                  William E. Hitselberger
                                                  Senior Vice President,
                                                  Chief Financial Officer and
                                                  Treasurer

                                Index to Exhibits


     Number             Description                     Method of Furnishing
     ------             -----------                     --------------------

      99.1         PMA Capital Corporation              Furnished herewith.
                   news release dated
                   February 11, 2004

      99.2         Fourth Quarter 2003                  Furnished herewith.
                   Statistical Supplement






                                      E-1